SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

EQUUS TOTAL RETURN, INC.

(Name of Registrant as Specified in Its Charter)

Kenneth I. Denos, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TheAltmanGroup	Shareholder Proxy Services

January 24, 2007

IMPORTANT MATTER

REG1

REG 2

REG 3

REG 4

REG 5

REG 6

REG 7

Re:	Equus Total Return, Inc.

Dear Shareholder:

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in the Equus Total Return, Inc.

Please contact us immediately at 1-800-330-8705 ext. 4041 between the hours of 9:00 a.m. and 11:00 p.m., eastern standard time.

Thank you in advance for your assistance with this matter.

Sincerely,

Frederick M. Bonnell

Managing Director

Shareholder Services

The Altman Group

“tag id”

60 East 42nd Street, New York, New York 10165